UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2016 (April 8, 2016)

GASTAR EXPLORATION INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed on February 19, 2016, Gastar Exploration Inc. (the “Company”) entered into a Purchase and Sale Agreement (as amended, the “Sale Agreement”) with THQ Appalachia I, LLC, an affiliate of Tug Hill Inc., pursuant to which the Company would sell substantially all of its producing assets and proved reserves and a significant portion of its undeveloped acreage in the Appalachian Basin for $80.0 million, subject to customary closing adjustments (the “Appalachian Basin Sale”).  Pursuant to the Sale Agreement, on April 8, 2016, the Company completed the Appalachian Basin Sale to TH Exploration II, LLC (as successor-in-interest to THQ Appalachia I, LLC), an affiliate of Tug Hill Inc.  After certain adjustments (including an adjustment for the assumption by the buyer of approximately $2.8 million in revenue suspense liabilities), cash proceeds from the Appalachian Basin Sale were approximately $76.6 million, subject to certain additional adjustments.  In connection with the completion of the Appalachian Basin Sale, the Company used the cash proceeds and other funds to reduce the outstanding borrowings under its revolving credit facility by $80.0 million.  See Item 9.01(b)(1) of this Form 8-K for pro forma financial information regarding the Appalachian Basin Sale.

The descriptions of the Sale Agreement and Appalachian Basin Sale set forth in this Item 2.01 are not complete and are qualified in their entirety by reference to the full text of the Sale Agreement, which is included as Exhibit 2.1 and Exhibit 2.2 to this Form 8-K and incorporated herein by reference.

SECTION 7 - REGULATION FD

Item 7.01	Regulation FD Disclosure.

On April 8, 2016, the Company issued a press release announcing the closing of the previously announced Appalachian Basin Sale. A copy of the Company’s press release, dated April 8, 2016, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(b)(1) Pro Forma Financial Information

Unaudited pro forma financial information, including an unaudited pro forma combined balance sheet as of December 31, 2015 and an unaudited pro forma combined statement of operations for the year ended December 31, 2015, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits

The following is a list of exhibits filed or furnished as part of this Form 8-K:

Exhibit No.	Description of Document
2.1

Purchase and Sale Agreement, dated February 19, 2016, by and between Gastar Exploration Inc. and THQ Appalachia I, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 23, 2016).

2.2

Amendment to Purchase and Sale Agreement, dated March 29, 2016, by and between Gastar Exploration Inc. and TH Exploration II, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 30, 2016).

99.1	Press release dated April 8, 2016.
99.2	Unaudited Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2016	GASTAR EXPLORATION INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
2.1

Purchase and Sale Agreement, dated February 19, 2016, by and between Gastar Exploration Inc. and THQ Appalachia I, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 23, 2016).

2.2

Amendment to Purchase and Sale Agreement, dated March 29, 2016, by and between Gastar Exploration Inc. and TH Exploration II, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 30, 2016).

99.1	Press release dated April 8, 2016.
99.2	Unaudited Pro Forma Financial Information.